UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09685

Pioneer High Yield Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2022

Date of reporting period: November 1, 2021 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer High
Yield Fund

Annual Report | October 31, 2022

A: TAHYX C: PYICX R: TYHRX Y: TYHYX

visit us: www.amundi.com/us

Pioneer High Yield Fund | Annual Report | 10/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results, which created a power shift in the US House

2 Pioneer High Yield Fund | Annual Report | 10/31/22

of Representatives, are another development that will garner investors' attention as we move into 2023, as changing political conditions have often contributed to increased market volatility.

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

December 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Yield Fund | Annual Report | 10/31/22 3

Portfolio Management Discussion | 10/31/22

In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer High Yield Fund during the 12-month period ended October 31, 2022. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended October 31, 2022?
A	Pioneer High Yield Fund’s Class A shares returned -10.75% at net asset value during the 12-month period ended October 31, 2022, while the Fund’s primary benchmark, the ICE Bank of America (ICE BofA) US High Yield Index (the high-yield index), returned -11.45%, and the Fund’s secondary benchmark, the ICE BofA All-Convertibles Speculative Quality Index, returned -25.58%. During the same period, the average return of the 681 mutual funds in Morningstar’s High Yield Bond Funds category was -10.98%.
Q	Could you please describe the market environment for high-yield bonds during the 12-month period ended October 31, 2022?
A	As the period opened in November 2021, the market appeared to shrug off concerns over the prospect of tighter Federal Reserve (Fed) monetary policy and the rapidly spreading Omicron variant of COVID-19, leading to solid performance for credit-sensitive assets within the fixed-income market. However, the first quarter of 2022 saw a trifecta of increased geopolitical tensions, a worsening growth/inflation mix arising from a spike in commodity prices, and the prospect of rising interest rates due to changing monetary policies of many central banks dominate market sentiment, driving losses across most asset classes. Russia’s invasion of Ukraine in late February, together with subsequent US and European sanctions on Russia, led to a spike in energy, metals, and food prices,

4 Pioneer High Yield Fund | Annual Report | 10/31/22

adding downside risk to real economic growth and upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated supply-chain disruptions and raised concerns about further risks to the global economic growth landscape.

As inflation reached levels not seen in many years, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March 2022 meeting, the Fed’s Open Market Committee (FOMC) raised the federal funds rate target range by a quarter-point, moving the range to 0.25% - 0.50%, and indicated that further increases would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program in March, and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

The US consumer price index began to post year-over-year increases in excess of 8% beginning with the March 2022 readout. By late spring, the market began speculating as to whether the Fed would be able to achieve a “soft landing,” in which economic growth slowed yet remained positive as inflation was brought under control. With investors now concerned about inflation, the Fed’s response, and economic growth prospects, returns for riskier assets (such as corporate bonds) turned deeply negative. The Fed continued to raise the federal funds rate target range aggressively between May and September, bringing the range to 3.00% -3.25%. US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted – with shorter-term yields moving above longer-term yields – as the market anticipated a recession.

The notable rise in Treasury yields along with credit-spread widening (given recession fears) resulted in weak returns in the fixed-income markets for the 12-month period overall. (Credit spreads are commonly defined as the differences in yields between Treasuries and other types of fixed-income securities with similar maturities). For the 12-month period, high-yield corporate bonds modestly outperformed their investment-grade counterparts, as investment-grade bonds tend to be more sensitive to interest-rate moves.

Pioneer High Yield Fund | Annual Report | 10/31/22 5

Q	Which of your investment strategies aided or detracted from the Fund’s performance relative to the benchmark high-yield index during the 12-month period ended October 31, 2022?
A	The Fund’s asset allocation results were the primary drivers of positive benchmark-relative performance for the period, while security selection results also contributed modestly to positive relative returns.

The Fund’s cash position, which averaged a little over 5% of the portfolio’s invested assets over the 12-month period, proved beneficial for relative performance against a backdrop of negative returns for high-yield corporate bonds. In addition, the Fund’s modest out-of-benchmark allocation to leveraged loans supported relative returns, as investors saw the attractiveness of the floating-rate feature of the asset class in a rising-rate environment.

Within the Fund’s core allocation to high-yield bonds, a portfolio overweight to the energy sector aided benchmark-relative performance, as issuers in the sector benefited from a strong pricing environment for oil and gas in the wake of the Russia-Ukraine conflict. Selection results within the health care sector also aided the Fund’s relative returns, as did a portfolio underweight to health care issuers. Selection results among the Fund’s holdings of capital goods, retail, and media issuers were other positive contributors to relative results.

On the downside, the Fund’s allocation to convertible securities and common stocks detracted from benchmark-relative performance for the 12-month period. In addition, selection results within the portfolio’s high-yield bond allocation lagged the benchmark, most notably within the basic industry, automotive, and transportation sectors.

With regard to ratings categories, while the Fund’s overweight to issues rated “CCC” weighed on relative performance for the period, good selection results among holdings within that ratings bucket more than compensated for the negative effects of the overweight. Meanwhile, the Fund’s underweight to “BB” issues and overweight to “B” issues had little impact on relative returns.

6 Pioneer High Yield Fund | Annual Report | 10/31/22

Individual positions that proved additive to the Fund’s benchmark-relative returns during the period included the portfolio’s underweight exposures to the debt of Bausch Health, the drug and eye-care company, which pursued a split that the market viewed as disadvantageous to bondholders, and to Community Health, a hospital chain. In addition, the Fund’s holdings of the debt of energy companies Profrac, a provider of fracking services, and Baytex, a Canadian exploration-and-production company, aided relative performance.

Individual detractors from the Fund’s relative results for the 12-month period included a position in biopharmaceutical company Tricida, as the company reported disappointing results on a clinical trial for its chronic kidney disease treatment. Also the Fund’s holdings in Trinseo, a chemicals manufacturer, proved to be a drag on relative returns, as did the portfolio’s position in Cornerstone Building, one of the largest manufacturers of exterior building products in North America. Finally, exposure to Party City, a specialty retailer pressured by increasing costs, also detracted from the Fund’s benchmark-relative results for the 12-month period.

In addition to a cash allocation (mentioned above), we utilized index-based credit-default-swap contracts (CDS contracts), a form of derivatives, during the period, in an effort to help reduce the Fund’s overall market risk. We sought some protection for the portfolio by using the CDS contracts as high-yield spreads had narrowed to pre-pandemic levels earlier in the period. The cash, meanwhile, was used mainly to help ensure adequate portfolio liquidity. The cash and CDS contracts aided the Fund’s relative returns over the full 12-month period.

Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended October 31, 2022?
A	The Fund’s monthly distribution rate increased as Treasury yields rose and high-yield credit spreads widened over the course of the 12-month period.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2022?
A	Yes, as noted earlier, the Fund’s exposure to CDS contracts aided benchmark-relative performance over the 12-month period.

* Distributions are not guaranteed.

Pioneer High Yield Fund | Annual Report | 10/31/22 7

Q	What is your investment outlook?
A	At the end of October 2022, the market was projecting the federal funds rate target range to increase to at least 5% in 2023. We believe US inflation will prove to be persistent, leading the Fed to keep interest rates at a higher level for a longer period of time. In addition, we think interest-rate-sensitive sectors such as housing will experience further slowdowns and shed jobs, leading to increased unemployment and reduced economic activity. We expect economic duress to spread and for the economy to enter a recession, probably toward the middle of 2023. As has typically been the case during past recessions, we believe some high-yield bond issuers will end up in trouble, thus leading to increased defaults.

However, we do not expect a deep recession, which was the scenario that played out during the global financial crisis of more than a decade ago. In our view, the economy will likely be on the upswing and the high-yield default rate headed lower at some point in 2024. We are hopeful that by 2024 inflation will have fallen closer to the Fed’s targeted 2% area, and that Treasury yields will be lower than today’s levels.

In that scenario, we expect the high-yield default rate to remain significantly lower than it was after the global financial crisis. We base our view on the fact that “BB” rated issuers represent a significant weighting within the high-yield universe versus “B” and “CCC” bonds, which are riskier. In addition, we have observed still-strong fundamentals in sectors such as autos and energy, and the US consumer has remained on relatively solid footing. Also, within the below-investment-grade universe, we expect the default rate for high-yield bonds to be substantially lower than the default rate for their floating-rate, leveraged-loan counterparts.

Please refer to the Schedule of Investments on pages 19–37 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down,

8 Pioneer High Yield Fund | Annual Report | 10/31/22

sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

The Fund may invest in common stock or other equity investments, whose market price can fluctuate.

Pioneer High Yield Fund | Annual Report | 10/31/22 9

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer High Yield Fund | Annual Report | 10/31/22

Portfolio Summary | 10/31/22

Portfolio Diversification
(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 11/22/22	4.24%
2.	ProFrac Holdings II LLC, Term Loan, 11.105% (Term SOFR + 725 bps), 3/4/25	1.43
3.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.18
4.	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	6.375%, 2/1/30 (144A)	0.97
5.	Artera Services LLC, 9.033%, 12/4/25 (144A)	0.92
6.	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	0.86
7.	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	0.84
8.	Sotheby’s, 7.375%, 10/15/27 (144A)	0.82
9.	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	0.81
10.	Energean Plc, 6.50%, 4/30/27 (144A)	0.81

* Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer High Yield Fund | Annual Report | 10/31/22 11

Prices and Distributions | 10/31/22

Net Asset Value per Share

Class	10/31/22	10/31/21
A	$8.24	$ 9.64
C	$8.43	$ 9.84
R	$9.34	$10.93
Y	$8.25	$ 9.65

Distributions per Share: 11/1/21–10/31/22

	Net Investment	Short-Term	Long-Term	Return of
Class	Income	Capital Gains	Capital Gains	Capital
A	$0.3731	$ —	$ —	$0.0080
C	$0.3029	$ —	$ —	$0.0080
R	$0.3754	$ —	$ —	$0.0080
Y	$0.3960	$ —	$ —	$0.0080

Index Definitions

The ICE Bank of America (BofA) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–16.

12 Pioneer High Yield Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2022)

			ICE	ICE
	Net	Public	BofA	BofA All-
	Asset	Offering	U.S. High	Convertibles
	Value	Price	Yield	Speculative
Period	(NAV)	(POP)	Index	Quality Index
10 years	3.61%	3.14%	4.07%	14.18%
5 years	1.42	0.49	1.90	18.01
1 year	-10.75	-14.73	-11.45	-25.58

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.20%	1.10%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer High Yield Fund | Annual Report | 10/31/22 13

Performance Update | 10/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S.

High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2022)

			ICE	ICE
			BofA	BofA All-
			U.S. High	Convertibles
	If	If	Yield	Speculative
Period	Held	Redeemed	Index	Quality Index
10 years	2.86%	2.86%	4.07%	14.18%
5 years	0.63	0.63	1.90	18.01
1 year	-11.32	-12.17	-11.45	-25.58

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
1.98%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Yield Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2022)

		ICE
		BofA	ICE
	Net	U.S.	BofA All-
	Asset	High	Convertibles
	Value	Yield	Speculative
Period	(NAV)	Index	Quality Index
10 years	3.22%	4.07%	14.18%
5 years	0.99	1.90	18.01
1 year	-11.20	-11.45	-25.58

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
1.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer High Yield Fund | Annual Report | 10/31/22 15

Performance Update | 10/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S.

High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2022)

		ICE
		BofA	ICE
	Net	U.S.	BofA All-
	Asset	High	Convertibles
	Value	Yield	Speculative
Period	(NAV)	Index	Quality Index
10 years	3.91%	4.07%	14.18%
5 years	1.69	1.90	18.01
1 year	-10.51	-11.45	-25.58

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
0.90%	0.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer High Yield Fund | Annual Report | 10/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2022 through October 31, 2022.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account	$948.80	$946.30	$947.20	$950.10
Value (after expenses)
on 10/31/22
Expenses Paid	$5.40	$9.42	$7.80	$4.18
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.92%, 1.59%, and 0.85% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer High Yield Fund | Annual Report | 10/31/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2022 through October 31, 2022.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account	$1,019.66	$1,015.53	$1,017.19	$1,020.92
Value (after expenses)
on 10/31/22
Expenses Paid	$5.60	$9.75	$8.08	$4.33
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.92%, 1.59%, and 0.85% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer High Yield Fund | Annual Report | 10/31/22

Schedule of Investments | 10/31/22

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 100.8%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.5% of Net Assets*(a)
Auto Parts & Equipment — 0.4%
2,295,433	First Brands Group LLC, First Lien 2021 Term Loan,
	8.368% (Term SOFR + 500 bps), 3/30/27	$ 2,178,749
	Total Auto Parts & Equipment	$ 2,178,749
Medical-Hospitals — 0.1%
413,700	Surgery Center Holdings, Inc., 2021 New Term
	Loan, 7.07% (LIBOR + 375 bps), 8/31/26	$ 396,150
	Total Medical-Hospitals	$ 396,150
Metal Processors & Fabrication — 0.3%
1,772,100	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial
	Term Loan, 7.702% (LIBOR + 400 bps), 10/12/28	$ 1,528,436
	Total Metal Processors & Fabrication	$ 1,528,436
Oil-Field Services — 1.4%
6,508,163	ProFrac Holdings II LLC, Term Loan, 11.105% (Term
	SOFR + 725 bps), 3/4/25	$ 6,735,949
	Total Oil-Field Services	$ 6,735,949
Physical Practice Management — 0.3%
1,673,960	Team Health Holdings, Inc., Extended Term Loan,
	8.979% (Term SOFR + 525 bps), 3/2/27	$ 1,400,548
	Total Physical Practice Management	$ 1,400,548
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $12,403,789)	$ 12,239,832

Shares
COMMON STOCKS — 0.4% of Net Assets
Airlines — 0.2%
90,545(b)	Grupo Aeromexico SAB de CV	$ 826,892
	Total Airlines	$ 826,892
Oil, Gas & Consumable Fuels — 0.2%
23(b)	Amplify Energy Corp.	$ 228
6,967,063(b)^	Ascent CNR Corp., Class A	1,045,059
	Total Oil, Gas & Consumable Fuels	$ 1,045,287
TOTAL COMMON STOCKS
	(Cost $1,645,596)	$ 1,872,179

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 19

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)		Value
COLLATERALIZED MORTGAGE
OBLIGATIONS — 0.0%† of Net Assets
175,255	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	$ 115,862
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $171,846)	$ 115,862
COMMERCIAL MORTGAGE-BACKED
SECURITY — 0.2% of Net Assets
900,000(a)	Med Trust, Series 2021-MDLN, Class G, 8.663%
	(1 Month USD LIBOR + 525 bps), 11/15/38 (144A)	$ 824,811
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
	(Cost $900,000)	$ 824,811
CONVERTIBLE CORPORATE BONDS —
3.6% of Net Assets
Airlines — 0.9%
1,437,000	Air Canada, 4.00%, 7/1/25	$ 1,705,000
2,986,000	Spirit Airlines, Inc., 1.00%, 5/15/26	2,464,943
	Total Airlines	$ 4,169,943
Biotechnology — 0.4%
730,000	Insmed, Inc., 0.75%, 6/1/28	$ 575,605
1,244,000	Insmed, Inc., 1.75%, 1/15/25	1,136,394
	Total Biotechnology	$ 1,711,999
Commercial Services — 0.0%†
50	Macquarie Infrastructure Holdings LLC, 2.00%, 10/1/23	$ 49
	Total Commercial Services	$ 49
Energy-Alternate Sources — 0.4%
1,619,000(c)	Enphase Energy, Inc., 3/1/28	$ 2,076,368
	Total Energy-Alternate Sources	$ 2,076,368
Entertainment — 0.6%
3,212,000(c)	DraftKings Holdings, Inc., 3/15/28	$ 2,009,106
1,369,000	IMAX Corp., 0.50%, 4/1/26	1,090,092
	Total Entertainment	$ 3,099,198
Internet — 0.0%†
210,000	Perficient, Inc., 0.125%, 11/15/26 (144A)	$ 157,080
	Total Internet	$ 157,080
Leisure Time — 0.1%
350,000	Royal Caribbean Cruises, Ltd., 6.00%, 8/15/25 (144A)	$ 455,525
	Total Leisure Time	$ 455,525

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)		Value
	Pharmaceuticals — 0.4%
2,035,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 1,990,484
2,122,000	Tricida, Inc., 3.50%, 5/15/27	185,675
	Total Pharmaceuticals	$ 2,176,159
	REITs — 0.2%
971,000	Summit Hotel Properties, Inc., 1.50%, 2/15/26	$ 881,183
	Total REITs	$ 881,183
	Software — 0.6%
1,100,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 855,800
855,000	Jamf Holding Corp., 0.125%, 9/1/26	699,818
1,450,000	Verint Systems, Inc., 0.25%, 4/15/26	1,237,575
	Total Software	$ 2,793,193
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $21,083,114)	$ 17,520,697
	CORPORATE BONDS — 85.7% of Net Assets
	Advertising — 2.5%
300,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 285,881
4,168,000	Clear Channel Outdoor Holdings, Inc., 7.50%,
	6/1/29 (144A)	3,276,256
1,430,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	1,166,952
1,080,000	Outfront Media Capital LLC/Outfront Media
	Capital Corp.,
	4.25%, 1/15/29 (144A)	891,000
975,000	Outfront Media Capital LLC/Outfront Media
	Capital Corp.,
	6.25%, 6/15/25 (144A)	961,457
3,915,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	3,376,687
2,512,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	1,999,078
	Total Advertising	$ 11,957,311
	Aerospace & Defense — 1.1%
1,545,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 1,462,447
520,000	Bombardier, Inc., 7.50%, 3/15/25 (144A)	511,095
3,410,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	3,238,579
	Total Aerospace & Defense	$ 5,212,121
	Airlines — 0.6%
640,000	Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 601,628
630,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	492,579
955,000	American Airlines, Inc./AAdvantage Loyalty IP,
	Ltd., 5.50%, 4/20/26 (144A)	909,467

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 21

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)		Value
	Airlines — (continued)
795,000	American Airlines, Inc./AAdvantage Loyalty IP,
	Ltd., 5.75%, 4/20/29 (144A)	$ 723,450
	Total Airlines	$ 2,727,124
	Auto Manufacturers — 3.3%
1,015,000	Ford Motor Co., 6.10%, 8/19/32	$ 929,035
950,000	Ford Motor Credit Co. LLC, 2.70%, 8/10/26	823,156
1,900,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	1,477,583
3,399,000	Ford Motor Credit Co. LLC, 4.00%, 11/13/30	2,749,043
3,110,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	2,761,835
1,635,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	1,504,690
200,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	183,092
1,825,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	1,631,550
4,221,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	4,023,584
	Total Auto Manufacturers	$ 16,083,568
	Auto Parts & Equipment — 0.6%
3,198,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 2,796,968
	Total Auto Parts & Equipment	$ 2,796,968
	Banks — 0.5%
250,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	$ 186,600
1,896,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	1,668,006
736,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	629,264
	Total Banks	$ 2,483,870
	Biotechnology — 0.5%
3,040,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 2,375,000
	Total Biotechnology	$ 2,375,000
	Building Materials — 2.0%
2,461,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 1,969,292
270,000	Builders FirstSource, Inc., 5.00%, 3/1/30 (144A)	231,885
1,500,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	1,379,550
3,035,000	Cornerstone Building Brands, Inc., 6.125%,
	1/15/29 (144A)	1,896,875
2,944,000	CP Atlas Buyer, Inc., 7.00%, 12/1/28 (144A)	2,119,680
1,217,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	1,089,215
1,435,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc.,
	9.50%, 4/15/30 (144A)	1,215,179
	Total Building Materials	$ 9,901,676
	Chemicals — 2.1%
1,521,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	$ 1,198,928
3,858,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	3,535,114
944,000	Olin Corp., 5.00%, 2/1/30	854,320

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)		Value
	Chemicals — (continued)
1,445,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
	11/1/26 (144A)	$ 1,148,674
2,880,000	Trinseo Materials Operating SCA/Trinseo
	Materials Finance, Inc., 5.125%, 4/1/29 (144A)	1,634,400
2,505,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	1,934,588
	Total Chemicals	$ 10,306,024
	Commercial Services — 4.8%
590,000	Allied Universal Holdco LLC/Allied Universal
	Finance Corp., 6.00%, 6/1/29 (144A)	$ 409,636
1,410,000	Allied Universal Holdco LLC/Allied Universal
	Finance Corp., 6.625%, 7/15/26 (144A)	1,346,606
1,025,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	857,448
2,030,000	Brink’s Co., 5.50%, 7/15/25 (144A)	1,975,038
2,855,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	1,920,537
295,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	261,993
3,008,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	2,714,720
1,470,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	1,288,558
2,755,000	PECF USS Intermediate Holding III Corp., 8.00%,
	11/15/29 (144A)	1,844,913
975,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 5.25%, 4/15/24 (144A)	970,378
1,870,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 5.75%, 4/15/26 (144A)	1,820,163
4,165,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 6.25%, 1/15/28 (144A)	3,827,574
3,986,000	Sotheby’s, 7.375%, 10/15/27 (144A)	3,856,455
	Total Commercial Services	$ 23,094,019
	Computers — 1.5%
330,000	Diebold Nixdorf, Inc., 8.50%, 4/15/24	$ 165,626
2,605,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	1,937,335
2,120,000	HP, Inc., 4.75%, 3/1/29 (144A)	2,137,868
1,435,000	KBR, Inc., 4.75%, 9/30/28 (144A)	1,255,065
1,275,000	NCR Corp., 5.00%, 10/1/28 (144A)	1,071,382
635,000	NCR Corp., 5.25%, 10/1/30 (144A)	512,762
	Total Computers	$ 7,080,038
	Cosmetics/Personal Care — 0.6%
3,080,000	Edgewell Personal Care Co., 5.50%, 6/1/28 (144A)	$ 2,896,832
	Total Cosmetics/Personal Care	$ 2,896,832

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 23

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services — 4.1%
3,302,050(d)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
	10/31/26 (144A)	$ 2,638,753
2,360,000	Bread Financial Holdings, Inc., 4.75%, 12/15/24 (144A)	2,060,594
3,549,639(d)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or
	6.50% Cash), 9/15/24 (144A)	2,850,069
3,538,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	3,078,060
1,628,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	1,228,212
2,885,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	2,364,258
5,505,000	VistaJet Malta Finance Plc/XO Management Holding,
	Inc., 6.375%, 2/1/30 (144A)	4,571,050
1,035,000	VistaJet Malta Finance Plc/XO Management Holding,
	Inc., 7.875%, 5/1/27 (144A)	932,999
	Total Diversified Financial Services	$ 19,723,995
	Electric — 2.3%
875,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 735,196
561,000	Calpine Corp., 5.25%, 6/1/26 (144A)	532,321
1,640,000	Clearway Energy Operating LLC, 3.75%,
	2/15/31 (144A)	1,369,400
850,000	Clearway Energy Operating LLC, 3.75%,
	1/15/32 (144A)	673,412
1,437,000	Leeward Renewable Energy Operations LLC,
	4.25%, 7/1/29 (144A)	1,163,970
915,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	762,168
2,675,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	2,109,104
141,545	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	138,658
1,075,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	919,421
2,852,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	2,718,755
	Total Electric	$ 11,122,405
	Electrical Components & Equipments — 1.0%
1,800,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 1,494,576
2,109,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	1,929,630
1,390,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	1,403,483
	Total Electrical Components & Equipments	$ 4,827,689
	Electronics — 0.8%
2,034,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 1,647,540
1,665,000	Coherent Corp., 5.00%, 12/15/29 (144A)	1,428,370
795,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	633,019
	Total Electronics	$ 3,708,929
	Engineering & Construction — 2.0%
5,175,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 4,324,541
2,850,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
	6.00%, 2/1/26 (144A)	2,579,250

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)		Value
	Engineering & Construction — (continued)
1,895,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	$ 1,724,450
1,450,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	1,135,311
	Total Engineering & Construction	$ 9,763,552
	Entertainment — 1.8%
2,030,000	Lions Gate Capital Holdings LLC, 5.50%,
	4/15/29 (144A)	$ 1,540,750
3,110,000	Mohegan Gaming & Entertainment, 8.00%,
	2/1/26 (144A)	2,623,378
754,000	Penn Entertainment, Inc., 4.125%, 7/1/29 (144A)	594,782
1,115,000	Scientific Games Holdings LP/Scientific Games
	US FinCo, Inc., 6.625%, 3/1/30 (144A)	958,209
3,230,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
	8/15/29 (144A)	2,778,264
	Total Entertainment	$ 8,495,383
	Environmental Control — 1.0%
875,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 757,225
3,176,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	2,689,977
1,337,000	Tervita Corp., 11.00%, 12/1/25 (144A)	1,450,520
	Total Environmental Control	$ 4,897,722
	Food — 1.1%
3,595,000	FAGE International SA/FAGE USA Dairy Industry,
	Inc., 5.625%, 8/15/26 (144A)	$ 3,153,078
885,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	767,755
1,835,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	1,626,269
	Total Food	$ 5,547,102
	Forest Products & Paper — 1.6%
1,768,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 1,543,133
1,535,000	Glatfelter Corp., 4.75%, 11/15/29 (144A)	988,156
2,772,000	Mercer International, Inc., 5.125%, 2/1/29	2,276,505
3,180,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	2,955,036
	Total Forest Products & Paper	$ 7,762,830
	Healthcare-Products — 0.6%
2,330,000	Medline Borrower LP, 3.875%, 4/1/29 (144A)	$ 1,903,610
1,020,000	Medline Borrower LP, 5.25%, 10/1/29 (144A)	794,325
	Total Healthcare-Products	$ 2,697,935
	Healthcare-Services — 2.0%
1,060,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 677,192
1,960,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	1,708,257
3,478,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	3,374,686
1,070,000	Tenet Healthcare Corp., 6.125%, 6/15/30 (144A)	987,760
2,480,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	2,248,541

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 25

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)		Value
	Healthcare-Services — (continued)
2,287,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	$ 907,953
	Total Healthcare-Services	$ 9,904,389
	Home Builders — 1.2%
3,790,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 3,487,007
1,525,000	KB Home, 4.00%, 6/15/31	1,155,187
1,865,000	M/I Homes, Inc., 3.95%, 2/15/30	1,384,924
	Total Home Builders	$ 6,027,118
	Housewares — 0.3%
2,105,000	Scotts Miracle-Gro Co., 4.00%, 4/1/31	$ 1,612,641
	Total Housewares	$ 1,612,641
	Internet — 1.1%
2,715,000	Cogent Communications Group, Inc., 7.00%,
	6/15/27 (144A)	$ 2,577,614
2,605,000	Twitter, Inc., 5.00%, 3/1/30 (144A)	2,619,289
	Total Internet	$ 5,196,903
	Iron & Steel — 2.7%
1,474,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 1,361,688
2,715,000	Carpenter Technology Corp., 7.625%, 3/15/30	2,653,207
3,704,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	3,676,220
1,255,000	Commercial Metals Co., 4.375%, 3/15/32	1,023,286
1,185,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	1,165,696
1,255,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	1,234,109
2,985,000	TMS International Corp., 6.25%, 4/15/29 (144A)	2,093,452
	Total Iron & Steel	$ 13,207,658
	Leisure Time — 2.0%
500,000	Carnival Corp., 10.50%, 2/1/26 (144A)	$ 489,980
475,000	Carnival Holdings Bermuda, Ltd., 10.375%,
	5/1/28 (144A)	480,976
2,130,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	1,743,938
875,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	697,051
585,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	454,838
709,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	763,572
2,080,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	1,994,595
2,978,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	2,353,355
1,165,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
	2/15/29 (144A)	908,152
	Total Leisure Time	$ 9,886,457

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)		Value
	Lodging — 0.6%
2,084,000	Hilton Grand Vacations Borrower Escrow LLC/
	Hilton Grand Vacations Borrower Esc, 5.00%,
	6/1/29 (144A)	$ 1,787,301
1,270,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	1,236,612
	Total Lodging	$ 3,023,913
	Media — 4.0%
3,103,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.50%, 6/1/33 (144A)	$ 2,353,038
2,290,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	5.00%, 2/1/28 (144A)	2,072,450
2,869,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	5.125%, 5/1/27 (144A)	2,658,071
1,336,000	Cengage Learning, Inc., 9.50%, 6/15/24 (144A)	1,263,348
200,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	142,551
2,000,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	1,845,000
3,688,000	CSC Holdings LLC, 7.50%, 4/1/28 (144A)	3,195,173
950,000	Gray Television, Inc., 7.00%, 5/15/27 (144A)	904,875
3,331,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	2,835,514
665,000	News Corp., 5.125%, 2/15/32 (144A)	593,512
85,000	Univision Communications, Inc., 7.375%, 6/30/30 (144A)	82,238
1,695,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	1,351,068
	Total Media	$ 19,296,838
	Metal Fabricate/Hardware — 0.2%
1,230,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 861,000
	Total Metal Fabricate/Hardware	$ 861,000
	Mining — 2.2%
1,856,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 1,429,238
3,320,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	2,685,382
625,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	586,500
1,680,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	1,562,110
2,065,000	FMG Resources August 2006 Pty, Ltd., 6.125%,
	4/15/32 (144A)	1,812,244
2,503,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	1,677,010
900,000	Novelis Corp., 3.875%, 8/15/31 (144A)	697,239
	Total Mining	$ 10,449,723
	Oil & Gas — 10.9%
2,066,000	Aethon United BR LP/Aethon United Finance
	Corp., 8.25%, 2/15/26 (144A)	$ 2,097,934
1,770,000	Ascent Resources Utica Holdings LLC/ARU
	Finance Corp., 5.875%, 6/30/29 (144A)	1,553,175
5,445,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	5,567,512
4,307,000	Energean Plc, 6.50%, 4/30/27 (144A)	3,805,148

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 27

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
2,740,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	$ 2,468,603
850,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%,
	4/15/30 (144A)	769,678
850,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%,
	4/15/32 (144A)	779,646
2,558,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	2,327,780
1,365,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	1,102,238
1,245,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,266,850
470,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	461,761
1,739,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	1,612,923
3,259,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	3,165,439
3,320,000	Occidental Petroleum Corp., 4.40%, 4/15/46	2,703,303
665,000	Occidental Petroleum Corp., 5.50%, 12/1/25	666,995
2,790,000	Parkland Corp., 4.625%, 5/1/30 (144A)	2,320,764
608,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	559,135
1,755,000	Range Resources Corp., 4.75%, 2/15/30 (144A)	1,551,438
1,628,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,371,590
1,635,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	1,610,475
2,988,000	Southwestern Energy Co., 5.375%, 3/15/30	2,763,900
4,136,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	3,501,703
1,885,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30	1,603,023
1,526,000	Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	1,424,766
1,494,691	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	1,468,534
2,240,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,906,285
2,560,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	2,394,961
	Total Oil & Gas	$ 52,825,559
	Oil & Gas Services — 0.4%
2,115,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 2,057,472
	Total Oil & Gas Services	$ 2,057,472
	Packaging & Containers — 1.0%
3,835,000	OI European Group BV, 4.75%, 2/15/30 (144A)	$ 3,221,400
1,810,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	1,650,992
	Total Packaging & Containers	$ 4,872,392
	Pharmaceuticals — 2.2%
1,420,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 1,231,850
3,300,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	2,743,290
1,700,000	P&L Development LLC/PLD Finance Corp.,
	7.75%, 11/15/25 (144A)	1,312,332
1,746,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	1,334,663
2,937,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	2,855,439

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
778,000	Teva Pharmaceutical Finance Netherlands III BV,
	4.75%, 5/9/27	$ 686,585
778,000	Teva Pharmaceutical Finance Netherlands III BV,
	5.125%, 5/9/29	667,680
	Total Pharmaceuticals	$ 10,831,839
	Pipelines — 4.8%
3,340,000	CQP Holdco LP/BIP-V Chinook Holdco LLC,
	5.50%, 6/15/31 (144A)	$ 2,964,250
3,400,000	DCP Midstream Operating LP, 5.60%, 4/1/44	2,979,763
2,606,000	Delek Logistics Partners LP/Delek Logistics
	Finance Corp., 6.75%, 5/15/25	2,513,439
1,215,000	Delek Logistics Partners LP/Delek Logistics
	Finance Corp., 7.125%, 6/1/28 (144A)	1,087,967
3,520,000(e)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index +
	531 bps)	2,919,382
68,000	EnLink Midstream LLC, 5.375%, 6/1/29	62,778
1,375,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	1,350,937
547,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	515,427
685,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	497,392
1,313,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	1,023,580
1,295,000	Genesis Energy LP/Genesis Energy Finance
	Corp., 8.00%, 1/15/27	1,253,612
2,195,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	2,044,642
4,126,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	3,955,682
	Total Pipelines	$ 23,168,851
	Real Estate — 0.8%
2,470,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 1,938,950
3,140,000	Realogy Group LLC/Realogy Co.-Issuer Corp.,
	5.25%, 4/15/30 (144A)	2,177,339
	Total Real Estate	$ 4,116,289
	REITs — 1.6%
4,478,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	$ 3,640,704
611,000	Starwood Property Trust, Inc., 3.75%, 12/31/24 (144A)	571,181
2,890,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 6.00%, 1/15/30 (144A)	1,972,223
2,090,000	Uniti Group LP/Uniti Group Finance, Inc./CSL
	Capital LLC, 6.50%, 2/15/29 (144A)	1,499,575
	Total REITs	$ 7,683,683
	Retail — 3.7%
2,660,000	AAG FH LP/AAG FH Finco, Inc., 9.75%,
	7/15/24 (144A)	$ 2,572,832
2,954,000	Asbury Automotive Group, Inc., 4.625%,
	11/15/29 (144A)	2,429,665

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 29

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)		Value
	Retail — (continued)
905,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	$ 809,626
1,845,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	1,526,701
845,000	Gap, Inc., 3.625%, 10/1/29 (144A)	592,121
465,000	Gap, Inc., 3.875%, 10/1/31 (144A)	320,850
275,000	GYP Holdings III Corp., 4.625%, 5/1/29 (144A)	217,175
1,210,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	1,004,569
3,775,000	LCM Investments Holdings II LLC, 4.875%,
	5/1/29 (144A)	3,184,288
995,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	859,326
2,866,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	1,812,745
675,000	SRS Distribution, Inc., 4.625%, 7/1/28 (144A)	592,677
450,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	365,923
1,834,000	Staples, Inc., 7.50%, 4/15/26 (144A)	1,592,976
	Total Retail	$ 17,881,474
	Software — 0.7%
4,360,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 3,400,800
	Total Software	$ 3,400,800
	Telecommunications — 4.3%
4,507,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 2,914,546
465,000	Altice France SA, 5.125%, 1/15/29 (144A)	349,913
2,180,000	Altice France SA, 5.125%, 7/15/29 (144A)	1,641,921
1,510,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	1,222,511
2,210,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	1,869,294
1,081,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	959,713
2,492,000	GoTo Group, Inc., 5.50%, 9/1/27 (144A)	1,444,712
40,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	30,390
3,168,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	2,749,064
800,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	680,160
3,270,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	2,305,195
2,395,000	Maxar Technologies, Inc., 7.75%, 6/15/27 (144A)	2,347,938
2,685,000	Windstream Escrow LLC/Windstream Escrow
	Finance Corp., 7.75%, 8/15/28 (144A)	2,323,330
	Total Telecommunications	$ 20,838,687
	Transportation — 2.3%
2,891,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 2,140,437
2,009,000	Danaos Corp., 8.50%, 3/1/28 (144A)	1,848,009
2,600,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	2,477,800
3,590,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	3,015,600
1,900,000	XPO Escrow Sub LLC, 7.50%, 11/15/27 (144A)	1,895,250
	Total Transportation	$ 11,377,096

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)		Value
Trucking & Leasing — 0.3%
1,205,000	Fortress Transportation and Infrastructure
	Investors LLC, 9.75%, 8/1/27 (144A)	$ 1,226,792
	Total Trucking & Leasing	$ 1,226,792
TOTAL CORPORATE BONDS
	(Cost $480,551,855)	$415,209,667

Shares
CONVERTIBLE PREFERRED STOCK — 0.4% of
Net Assets
Banks — 0.4%
1,525(e)	Wells Fargo & Co., 7.50%	$ 1,777,433
	Total Banks	$ 1,777,433
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $1,727,063)	$ 1,777,433
RIGHTS/WARRANTS — 0.0% of Net Assets†
Aerospace & Defense — 0.0%†
56,875(b)(g)^	Avation Plc, 1/1/59	$ —
	Total Aerospace & Defense	$ —
Health Care Providers & Services — 0.0%†
2,136(b)(h)+^	Option Care Health, Inc., 6/30/25	$ 7,454
2,136(b)(i)+^	Option Care Health, Inc., 6/30/25	6,045
	Total Health Care Providers & Services	$ 13,499
Metals & Mining — 0.0%†
4,728,525(j)	ANR, Inc., 3/31/23	$ 33,100
	Total Metals & Mining	$ 33,100
TOTAL RIGHTS/WARRANTS
	(Cost $—)	$ 46,599

Principal
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 0.2% of
Net Assets#
Event Linked Bonds — 0.0%†
Multiperil – U.S. — 0.0%†
450,000(a)	Caelus Re V, 4.146%, (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	$ 45
	Total Event Linked Bonds	$ 45

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 31

Schedule of Investments | 10/31/22 (continued)

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.1%
	Multiperil – Worldwide — 0.0%†
1,000,000(b)(k)+	Cypress Re 2017, 1/31/23	$ 100
555,123(b)(k)+	Dartmouth Re 2018, 1/31/23	99,269
39,000(c)(k)+	Limestone Re, 3/1/23 (144A)	—
		$ 99,369
	Windstorm – Florida — 0.1%
400,000(b)(k)+	Formby Re 2018, 2/28/23	$ 26,615
750,000(b)(k)+	Portrush Re 2017, 6/15/23	319,050
		$ 345,665
	Windstorm – U.S. Regional — 0.0%†
500,000(b)(k)+	Oakmont Re 2017, 4/30/23	$ 14,700
	Total Collateralized Reinsurance	$ 459,734
	Reinsurance Sidecars — 0.1%
	Multiperil – U.S. — 0.0%†
1,400,000(b)(l)+	Harambee Re 2018, 12/31/22	$ —
973,488(l)+	Harambee Re 2019, 12/31/22	487
		$ 487
	Multiperil – Worldwide — 0.1%
8,504(l)+	Alturas Re 2019-2, 3/10/23	$ 2,893
400,000(b)(k)+	Bantry Re 2019, 12/31/22	13,585
2,152,482(b)(k)+	Berwick Re 2018-1, 12/31/22	166,387
1,067,182(b)(k)+	Berwick Re 2019-1, 12/31/22	127,528
7,850(c)(k)+	Eden Re II, 3/22/23 (144A)	20,408
400,000(b)(k)+	Gleneagles Re 2018, 12/31/22	47,320
411,569(b)(l)+	Lorenz Re 2019, 6/30/23	5,590
900,000(b)(k)+	Merion Re 2018-2, 12/31/22	136,260
500,000(b)(k)+	Pangaea Re 2018-1, 12/31/22	10,527
500,000(b)(k)+	Pangaea Re 2018-3, 7/1/23	10,372
409,624(b)(k)+	Pangaea Re 2019-1, 2/1/23	8,536
367,657(b)(k)+	Pangaea Re 2019-3, 7/1/23	13,225
600,000(l)+	Thopas Re 2019, 12/31/22	1,020
450,000(k)+	Versutus Re 2018, 12/31/22	—
397,146(k)+	Versutus Re 2019-A, 12/31/22	—
52,853(k)+	Versutus Re 2019-B, 12/31/22	—
300,000(b)(l)+	Viribus Re 2018, 12/31/22	—
127,384(l)+	Viribus Re 2019, 12/31/22	904
405,831(b)(k)+	Woburn Re 2018, 12/31/22	13,952
419,863(b)(k)+	Woburn Re 2019, 12/31/22	80,334
		$ 658,841
	Total Reinsurance Sidecars	$ 659,328
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $2,309,536)	$ 1,119,107

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)		Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 4.1% of Net Assets
20,000,000(c)	U.S. Treasury Bills, 11/22/22	$ 19,961,422
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $19,960,147)	$ 19,961,422
SHORT TERM INVESTMENTS — 3.7% of
Net Assets
Open-End Fund — 3.7%
17,690,421(m)	Dreyfus Government Cash Management, Institutional
	Shares, 2.91%	$ 17,690,421
$ 17,690,421
TOTAL SHORT TERM INVESTMENTS
	(Cost $17,690,421)	$ 17,690,421
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 100.8%
	(Cost $558,443,367)	$488,378,030
	OTHER ASSETS AND LIABILITIES — (0.8)%	$ (3,754,948)
	NET ASSETS — 100.0%	$484,623,082

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2022, the value of these securities amounted to $359,699,554, or 74.2% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2022.
(b)	Non-income producing security.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2022.
(g)	Avation Plc, 1/1/59 warrants are exercisable into 56,875 shares.
(h)	Option Care Health, Inc., 6/30/25 warrants are exercisable into 2,136 shares.
(i)	Option Care Health, Inc., 6/30/25 warrants are exercisable into 2,136 shares.
(j)	ANR, Inc., 3/31/23 warrants are exercisable into 4,728,525 shares.
(k)	Issued as participation notes.
(l)	Issued as preference shares.
(m)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 33

Schedule of Investments | 10/31/22 (continued)

*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2022.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 8,504	$ 2,893
Bantry Re 2019	2/1/2019	—	13,585
Berwick Re 2018-1	1/10/2018	314,406	166,387
Berwick Re 2019-1	12/31/2018	127,519	127,528
Caelus Re V	5/4/2018	450,000	45
Cypress Re 2017	1/24/2017	3,361	100
Dartmouth Re 2018	1/18/2018	207,702	99,269
Eden Re II	1/22/2019	921	20,408
Formby Re 2018	7/9/2018	15,049	26,615
Gleneagles Re 2018	12/27/2017	32,109	47,320
Harambee Re 2018	12/19/2017	29,722	—
Harambee Re 2019	4/24/2019	—	487
Limestone Re	6/20/2018	287	—
Lorenz Re 2019	7/10/2019	95,119	5,590
Merion Re 2018-2	12/28/2017	37,037	136,260
Oakmont Re 2017	5/10/2017	—	14,700
Pangaea Re 2018-1	1/11/2018	71,503	10,527
Pangaea Re 2018-3	5/31/2018	120,430	10,372
Pangaea Re 2019-1	1/9/2019	4,301	8,536
Pangaea Re 2019-3	7/25/2019	11,030	13,225
Portrush Re 2017	6/12/2017	575,239	319,050
Thopas Re 2019	12/21/2018	—	1,020
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	11,700	—
Viribus Re 2019	3/25/2019	—	904
Woburn Re 2018	3/20/2018	127,779	13,952
Woburn Re 2019	1/30/2019	65,818	80,334
Total Restricted Securities			$1,119,107
% of Net assets			0.2%

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/22

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — BUY PROTECTION

	Reference		Annual		Premiums	Unrealized
Notional	Obligation/	Pay/	Fixed	Expiration	Paid/	Appreciation	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
46,810,000	Markit CDX	Pay	5.00%	12/20/27	$1,997,927	$(1,905,872)	$92,055
	North America
	High Yield
	Series 39

TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS — BUY PROTECTION					$1,997,927	$(1,905,872)	$92,055

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

	Reference		Annual		Premiums	Unrealized
Notional	Obligation/	Pay/	Fixed	Expiration	Paid/	Appreciation	Market
Amount ($)(1)	Index	Receive(3)	Rate	Date	(Received)	(Depreciation)	Value
1,601,600	Markit CDX	Receive	5.00%	12/20/24	$ (2,608)	$ 54,171	$ 51,563
	North America
	High Yield
	Series 33

TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS — SELL PROTECTION					$ (2,608)	$ 54,171	$ 51,563
TOTAL SWAP CONTRACTS					$1,995,319	$(1,851,701)	$143,618

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
(3)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2022, aggregated $162,787,146 and $236,189,290, respectively.

At October 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $558,957,372 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 5,921,048
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(76,356,772)
Net unrealized depreciation	$(70,435,724)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 35

Schedule of Investments | 10/31/22 (continued)

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 12,239,832	$ —	$ 12,239,832
Common Stocks
Airlines	826,892	—	—	826,892
Oil, Gas & Consumable Fuels	228	1,045,059	—	1,045,287
Collateralized Mortgage
Obligations	—	115,862	—	115,862
Commercial Mortgage-Backed
Security	—	824,811	—	824,811
Convertible Corporate Bonds	—	17,520,697	—	17,520,697
Corporate Bonds	—	415,209,667	—	415,209,667
Convertible Preferred Stock	1,777,433	—	—	1,777,433
Rights/Warrants
Aerospace & Defense	—	—	—	—
Metals & Mining	—	33,100	—	33,100
Health Care Providers &
Services	—	—	13,499	13,499
Insurance-Linked Securities
Event Linked Bonds
Multiperil – U.S.	—	45	—	45
Collateralized Reinsurance
Multiperil – Worldwide	—	—	99,369	99,369
Windstorm – Florida	—	—	345,665	345,665
Windstorm – U.S. Regional	—	—	14,700	14,700
Reinsurance Sidecars
Multiperil – U.S.	—	—	487	487
Multiperil – Worldwide	—	—	658,841	658,841
U.S. Government and
Agency Obligations	—	19,961,422	—	19,961,422
Open-End Fund	17,690,421	—	—	17,690,421
Total Investments
in Securities	$20,294,974	$466,950,495	$1,132,561	$488,378,030
Other Financial Instruments
Swap contracts, at value	$ —	$ 143,618	$ —	$ 143,618
Total Other
Financial Instruments	$ —	$ 143,618	$ —	$ 143,618

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
		Linked
	Warrants	Securities	Total
Balance as of 10/31/21	$ —	$2,159,016	$2,159,016
Realized gain (loss)[1]	—	(839,131)	(839,131)
Changed in unrealized appreciation (depreciation)[2]	13,499	374,361	387,860
Return of capital	—	(457,480)	(457,480)
Purchases	—	—	—
Sales	—	(117,704)	(117,704)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 10/31/22	$13,499	$1,119,062	$1,132,561

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended October 31, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2022: $(166,889)

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 37

Statement of Assets and Liabilities | 10/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $558,443,367)	$ 488,378,030
Swaps collateral	2,969,150
Variation margin for centrally cleared swap contracts	308,749
Swap contracts, at value (net premiums paid $1,995,319)	143,618
Receivables —
Fund shares sold	314,093
Interest	7,340,002
Due from the Adviser	1,272
Other assets	11,564
Total assets	$ 499,466,478
LIABILITIES:
Due to Broker	$ 308,654
Payables —
Investment securities purchased	8,302,144
Fund shares repurchased	5,621,658
Distributions	187,652
Due to affiliates	79,190
Accrued expenses	344,098
Total liabilities	$ 14,843,396
NET ASSETS:
Paid-in capital	$ 593,487,685
Distributable earnings (loss)	(108,864,603)
Net assets	$ 484,623,082
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $317,696,906/38,563,533 shares)	$ 8.24
Class C (based on $8,461,263/1,004,204 shares)	$ 8.43
Class R (based on $8,231,071/881,394 shares)	$ 9.34
Class Y (based on $150,233,842/18,213,736 shares)	$ 8.25
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.24 net asset value per share/100%-4.50%
maximum sales charge)	$ 8.63

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/22

Statement of Operations

FOR THE YEAR ENDED 10/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 32,859,737
Dividends from unaffiliated issuers	281,811
Total Investment Income		$ 33,141,548
EXPENSES:
Management fees	$ 3,787,462
Administrative expenses	173,064
Transfer agent fees
Class A	420,158
Class C	8,632
Class R	26,204
Class Y	165,634
Distribution fees
Class A	914,316
Class C	99,807
Class R	47,646
Shareowner communications expense	85,549
Custodian fees	9,154
Registration fees	89,670
Professional fees	141,690
Printing expense	57,188
Pricing fees	1,415
Trustees' fees	23,800
Insurance expense	617
Miscellaneous	79,168
Total expenses		$ 6,131,174
Less fees waived and expenses reimbursed
by the Adviser		(412,117)
Net expenses		$ 5,719,057
Net investment income		$ 27,422,491
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (4,335,530)
Swap contracts	(1,744,979)
Other assets and liabilities denominated in
foreign currencies	(26,057)	$ (6,106,566)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(84,815,363)
Swap contracts	2,694,302
Other assets and liabilities denominated in
foreign currencies	1,444	$(82,119,617)
Net realized and unrealized gain (loss) on investments		$(88,226,183)
Net decrease in net assets resulting from operations		$(60,803,692)

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 39

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/22	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 27,422,491	$ 30,600,066
Net realized gain (loss) on investments	(6,106,566)	24,703,034
Change in net unrealized appreciation (depreciation)
on investments	(82,119,617)	18,785,475
Net increase (decrease) in net assets resulting
from operations	$ (60,803,692)	$ 74,088,575
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.37 and $0.36 per share, respectively)	$ (15,335,093)	$ (16,463,323)
Class C ($0.30 and $0.28 per share, respectively)	(334,380)	(379,215)
Class R ($0.37 and $0.37 per share, respectively)	(354,013)	(402,724)
Class Y ($0.39 and $0.38 per share, respectively)	(7,069,022)	(7,507,889)
TAX RETURN OF CAPITAL
Class A ($0.01 and $0.07 per share, respectively)	(321,305)	(3,220,770)
Class C ($0.01 and $0.07 per share, respectively)	(7,006)	(86,724)
Class R ($0.01 and $0.07 per share, respectively)	(7,417)	(76,334)
Class Y ($0.01 and $0.07 per share, respectively)	(148,112)	(1,384,516)
Total distributions to shareowners	$ (23,576,348)	$ (29,521,495)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 225,085,827	$ 109,704,259
Reinvestment of distributions	21,187,528	26,527,715
Cost of shares repurchased	(318,119,203)	(162,023,471)
Net decrease in net assets resulting from Fund
share transactions	$ (71,845,848)	$ (25,791,497)
Net increase (decrease) in net assets	$(156,225,888)	$ 18,775,583
NET ASSETS:
Beginning of year	$ 640,848,970	$ 622,073,387
End of year	$ 484,623,082	$ 640,848,970

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/22	10/31/22	10/31/21	10/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	16,942,499	$ 147,835,283	6,282,421	$ 60,032,320
Reinvestment of
distributions	1,599,360	14,106,444	1,836,108	17,608,525
Less shares repurchased	(24,184,460)	(213,495,913)	(10,308,918)	(98,827,284)
Net decrease	(5,642,601)	$ (51,554,186)	(2,190,389)	$(21,186,439)
Class C
Shares sold	189,481	$ 1,752,343	239,766	$ 2,354,623
Reinvestment of
distributions	37,110	333,929	46,478	454,790
Less shares repurchased	(398,117)	(3,654,940)	(963,408)	(9,362,190)
Net decrease	(171,526)	$ (1,568,668)	(677,164)	$ (6,552,777)
Class R
Shares sold	364,130	$ 3,766,802	295,440	$ 3,207,275
Reinvestment of
distributions	35,911	358,985	43,996	478,525
Less shares repurchased	(556,077)	(5,733,165)	(434,787)	(4,737,769)
Net decrease	(156,036)	$ (1,607,378)	(95,351)	$ (1,051,969)
Class Y
Shares sold	7,982,521	$ 71,731,399	4,599,602	$ 44,110,041
Reinvestment of
distributions	723,374	6,388,170	831,672	7,985,875
Less shares repurchased	(10,398,490)	(95,235,185)	(5,119,185)	(49,096,228)
Net increase
(decrease)	(1,692,595)	$ (17,115,616)	312,089	$ 2,999,688

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 41

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class A
Net asset value, beginning of period	$ 9.64	$ 8.99	$ 9.58	$ 9.37	$ 9.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.45	$ 0.45	$ 0.48	$ 0.47	$ 0.47
Net realized and unrealized gain (loss) on investments	(1.47)	0.63	(0.58)	0.24	(0.45)
Net increase (decrease) from investment operations	$ (1.02)	$ 1.08	$ (0.10)	$ 0.71	$ 0.02
Distributions to shareowners:
Net investment income	$ (0.37)	$ (0.36)	$ (0.49)	$ (0.50)	$ (0.45)
Tax return of capital	(0.01)	(0.07)	—	—	—
Total distributions	$ (0.38)	$ (0.43)	$ (0.49)	$ (0.50)	$ (0.45)
Net increase (decrease) in net asset value	$ (1.40)	$ 0.65	$ (0.59)	$ 0.21	$ (0.43)
Net asset value, end of period	$ 8.24	$ 9.64	$ 8.99	$ 9.58	$ 9.37
Total return (b)	(10.75)%	12.13%	(0.89)%	7.82%	0.21%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.19%	1.14%
Ratio of net investment income (loss) to average net assets	4.99%	4.66%	5.24%	4.97%	4.87%
Portfolio turnover rate	32%	80%	85%	59%	45%
Net assets, end of period (in thousands)	$317,697	$425,933	$417,137	$512,624	$537,907
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.19%	1.20%	1.17%	1.19%	1.14%
Net investment income (loss) to average net assets	4.90%	4.56%	5.17%	4.97%	4.87%

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class C
Net asset value, beginning of period	$ 9.84	$ 9.18	$ 9.79	$ 9.57	$ 10.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.38	$ 0.37	$ 0.41	$ 0.40	$ 0.40
Net realized and unrealized gain (loss) on investments	(1.48)	0.64	(0.58)	0.25	(0.45)
Net increase (decrease) from investment operations	$ (1.10)	$ 1.01	$ (0.17)	$ 0.65	$ (0.05)
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.28)	$ (0.44)	$ (0.43)	$ (0.39)
Tax return of capital	(0.01)	(0.07)	—	—	—
Total distributions	$ (0.31)	$ (0.35)	$ (0.44)	$ (0.43)	$ (0.39)
Net increase (decrease) in net asset value	$ (1.41)	$ 0.66	$ (0.61)	$ 0.22	$ (0.44)
Net asset value, end of period	$ 8.43	$ 9.84	$ 9.18	$ 9.79	$ 9.57
Total return (b)	(11.32)%	11.13%	(1.71)%	6.98%	(0.52)%
Ratio of net expenses to average net assets	1.92%	1.98%	1.87%	1.94%	1.86%
Ratio of net investment income (loss) to average net assets	4.17%	3.79%	4.48%	4.21%	4.10%
Portfolio turnover rate	32%	80%	85%	59%	45%
Net assets, end of period (in thousands)	$ 8,461	$11,574	$17,019	$24,166	$37,546

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 43

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class R
Net asset value, beginning of period	$ 10.93	$ 10.20	$ 10.84	$ 10.61	$ 11.09
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.45	$ 0.45	$ 0.50	$ 0.48	$ 0.49
Net realized and unrealized gain (loss) on investments	(1.66)	0.72	(0.63)	0.27	(0.50)
Net increase (decrease) from investment operations	$ (1.21)	$ 1.17	$ (0.13)	$ 0.75	$ (0.01)
Distributions to shareowners:
Net investment income	$ (0.37)	$ (0.37)	$ (0.51)	$ (0.52)	$ (0.47)
Tax return of capital	(0.01)	(0.07)	—	—	—
Total distributions	$ (0.38)	$ (0.44)	$ (0.51)	$ (0.52)	$ (0.47)
Net increase (decrease) in net asset value	$ (1.59)	$ 0.73	$ (0.64)	$ 0.23	$ (0.48)
Net asset value, end of period	$ 9.34	$ 10.93	$ 10.20	$ 10.84	$ 10.61
Total return (b)	(11.20)%	11.55%	(1.08)%	7.28%	(0.14)%
Ratio of net expenses to average net assets	1.59%	1.59%	1.51%	1.63%	1.50%
Ratio of net investment income (loss) to average net assets	4.49%	4.17%	4.82%	4.51%	4.48%
Portfolio turnover rate	32%	80%	85%	59%	45%
Net assets, end of period (in thousands)	$ 8,231	$11,336	$11,556	$15,332	$18,405

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class Y
Net asset value, beginning of period	$ 9.65	$ 9.00	$ 9.59	$ 9.38	$ 9.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.47	$ 0.47	$ 0.50	$ 0.50	$ 0.50
Net realized and unrealized gain (loss) on investments	(1.47)	0.63	(0.57)	0.24	(0.45)
Net increase (decrease) from investment operations	$ (1.00)	$ 1.10	$ (0.07)	$ 0.74	$ 0.05
Distributions to shareowners:
Net investment income	$ (0.39)	$ (0.38)	$ (0.52)	$ (0.53)	$ (0.48)
Tax return of capital	(0.01)	(0.07)	—	—	—
Total distributions	$ (0.40)	$ (0.45)	$ (0.52)	$ (0.53)	$ (0.48)
Net increase (decrease) in net asset value	$ (1.40)	$ 0.65	$ (0.59)	$ 0.21	$ (0.43)
Net asset value, end of period	$ 8.25	$ 9.65	$ 9.00	$ 9.59	$ 9.38
Total return (b)	(10.51)%	12.40%	(0.62)%	8.12%	0.51%
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.88%	0.85%
Ratio of net investment income (loss) to average net assets	5.24%	4.90%	5.50%	5.27%	5.15%
Portfolio turnover rate	32%	80%	85%	59%	45%
Net assets, end of period (in thousands)	$150,234	$192,006	$176,362	$200,617	$205,543
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.91%	0.90%	0.87%	0.88%	0.85%
Net investment income (loss) to average net assets	5.18%	4.85%	5.48%	5.27%	5.15%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/22 45

Notes to Financial Statements | 10/31/22

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of October 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU

46 Pioneer High Yield Fund | Annual Report | 10/31/22

2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer High Yield Fund | Annual Report | 10/31/22 47

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

48 Pioneer High Yield Fund | Annual Report | 10/31/22

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2022, four securities were valued using fair value methods representing 0.22% of net assets. The value of these fair valued securities was $1,058,558.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the

Pioneer High Yield Fund | Annual Report | 10/31/22 49

respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions

50 Pioneer High Yield Fund | Annual Report | 10/31/22

by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At October 31, 2022, the Fund reclassified $3,743,401 to decrease distributable earnings and $3,743,401 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At October 31, 2022, the Fund was permitted to carry forward indefinitely $0 of short-term losses and $38,241,227 of long-term losses.

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$23,092,507	$24,753,151
Tax return of capital	$483,841	4,768,344
Total	$23,576,348	$29,521,495

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:

2022
Distributable earnings/(losses):
Capital loss carryforward	$ (38,241,227)
Other book/tax temporary differences	(187,652)
Net unrealized depreciation	(70,435,724)
Total	$(108,864,603)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency exchange contracts and swaps, adjustments relating to event linked bonds and swaps.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $8,469 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2022.

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F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

52 Pioneer High Yield Fund | Annual Report | 10/31/22

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the

Pioneer High Yield Fund | Annual Report | 10/31/22 53

U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among

54 Pioneer High Yield Fund | Annual Report | 10/31/22

other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial

Pioneer High Yield Fund | Annual Report | 10/31/22 55

losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2022 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

56 Pioneer High Yield Fund | Annual Report | 10/31/22

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the

Pioneer High Yield Fund | Annual Report | 10/31/22 57

Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for

58 Pioneer High Yield Fund | Annual Report | 10/31/22

swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2022 is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended October 31, 2022 was $(1,655,271). Open credit default swap contracts at October 31, 2022 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the Fund’s average daily net assets, 0.60% of the next $4 billion of the Fund’s average daily net assets, 0.55% of the next $1 billion, 0.50% of the next $1 billion of the Fund’s average daily net assets, 0.45% of the next $1 billion of the Fund’s average daily net assets, 0.40% of the next $1 billion of the Fund’s average daily net assets, 0.35% of the next $1 billion of the Fund’s average daily net assets, and 0.30% of the Fund’s average daily net assets over $10 billion. For the year ended October 31, 2022, the effective management fee (excluding waivers and/or reimbursements) was equivalent to 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $66,492 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31,

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2022, the Fund paid $23,800 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2022, the Fund had no payable for Trustees’ fees on its Statement of Assets and Liabilities.

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$70,558
Class C	3,358
Class R	1,357
Class Y	10,276
Total	$85,549

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $12,698 in distribution fees payable to the Distributor at October 31, 2022.

60 Pioneer High Yield Fund | Annual Report | 10/31/22

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares.

Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2022, CDSCs in the amount of $1,037 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2022, the Fund had no borrowings under the credit facility.

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7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022, was as follows:

Statement of Assets and Liabilities

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Swap contracts, at value	$ —	$143,618	$ —	$ —	$ —
Total Value	$ —	$143,618	$ —	$ —	$ —

62 Pioneer High Yield Fund | Annual Report | 10/31/22

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2022 was as follows:

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain (Loss) on
Swap contracts	$ —	$(1,744,979)	$ —	$ —	$ —
Total Value	$ —	$(1,744,979)	$ —	$ —	$ —
Change in Net Unrealized
Appreciation
(Depreciation) on
Swap contracts	$ —	$ 2,694,302	$ —	$ —	$ —
Total Value	$ —	$ 2,694,302	$ —	$ —	$ —

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of October 31, 2022, the Fund had no unfunded loan commitments outstanding.

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Pioneer High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield Fund (the “Fund”), including the schedule of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

64 Pioneer High Yield Fund | Annual Report | 10/31/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 30, 2022

Pioneer High Yield Fund | Annual Report | 10/31/22 65

Additional Information (unaudited)

For the year ended October 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 77.95%.

66 Pioneer High Yield Fund | Annual Report | 10/31/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Yield Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the

Pioneer High Yield Fund | Annual Report | 10/31/22 67

investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

68 Pioneer High Yield Fund | Annual Report | 10/31/22

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of each of the Fund’s Class Y shares and Class A shares was in the fifth quintile relative to its respective Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s

Pioneer High Yield Fund | Annual Report | 10/31/22 69

costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi

70 Pioneer High Yield Fund | Annual Report | 10/31/22

US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer High Yield Fund | Annual Report | 10/31/22 71

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and

72 Pioneer High Yield Fund | Annual Report | 10/31/22

the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer High Yield Fund | Annual Report | 10/31/22 73

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 50 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

74 Pioneer High Yield Fund | Annual Report | 10/31/22

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (72)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer High Yield Fund | Annual Report | 10/31/22 75

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment bank)	Carver Bancorp, Inc. (holding
	or removal.	(2003 – 2006); and Founder and Chief Executive Officer, HNY Associates,	company) and Carver Federal
		LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive Officer,
Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present);
and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

76 Pioneer High Yield Fund | Annual Report | 10/31/22

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson
Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 1998.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman,
BNY Alternative Investment Services, Inc. (financial services) (2005-2007)

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer High Yield Fund | Annual Report | 10/31/22 77

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based investment
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	accounting software for reporting
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	and reconciliation services)
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	(September 2022 – present)
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

78 Pioneer High Yield Fund | Annual Report | 10/31/22

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2010. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US
	the Board	from June 2007 to May 2013
Heather L. Melito-Dezan (45)	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Assistant Secretary	the discretion of	September 2019; Private practice from 2017 – 2019.
the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 1998. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

Pioneer High Yield Fund | Annual Report | 10/31/22 79

Fund Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director of
Laundering Officer	of the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

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Pioneer High Yield Fund | Annual Report | 10/31/22 83

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84 Pioneer High Yield Fund | Annual Report | 10/31/22

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Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.

60 State Street

Boston, MA 02109

www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19441-16-1222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or
(ii)	Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $52,568 payable to Ernst & Young LLP for the year ended October 31, 2022 and $48,900 for the year ended October 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $20,161 and $18,754 during the fiscal years ended October 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $20,161 and $18,754 during the fiscal years ended October 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective (except as noted below), as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

Registrant's management concluded that there was a material weakness in the Registrant's internal control over financial reporting. Management determined that controls were not designed properly nor operating effectively to identify incorrectly recorded offsetting realized and unrealized gains and losses on certain credit default swap index (CDX) transactions in the accounting records.

Registrant's management corrected the Fund's October 31, 2022 financial statements prior to their issuance. The material weakness did not affect the Fund's reported net asset value in the Fund's financial statements. There were no material misstatements to previously issued Fund financial statements.

The Registrant has implemented a manual trade correction process to address the issue and is pursuing a fully automated solution.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Other than the trade correction process described above, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Yield Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 2, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date February 2, 2023

* Print the name and title of each signing officer under his or her signature.